HERTZ GLOBAL HOLDINGS, INC. 1Q 2020 Earnings Call | May 12, 2020 | 8:30 am ET

Forward Looking Statements Certain statements made within this presentation contain forward-looking statements. Forward-looking statements are not guarantees of performance and by their nature are subject to inherent uncertainties. Actual results may differ materially. Any forward- looking information relayed in this presentation speaks only as of May 12, 2020, and Hertz Global Holdings, Inc. (the “Company”) undertakes no obligation to update that information to reflect changed circumstances. Additional information concerning these statements is contained in the Company’s press release regarding its first quarter 2020 results issued on May 11, 2020, and the note on forward-looking statements contained in the Company’s 2019 Annual Report on Form 10-K filed on February 25, 2020, the First Quarter 2020 Quarterly Report on Form 10-Q filed on May 11, 2020 and other filings available from the SEC, the Hertz website, or the Company’s Investor Relations Department. 2

Non-GAAP Measures and Key Metrics The following key metrics1 and non-GAAP measures1 will be used in the presentation: ▪ Total RPD ▪ Adjusted Corporate EBITDA ▪ Transaction Days ▪ Adjusted Corporate EBITDA Margin ▪ Adjusted Net Income (Loss) ▪ Adjusted Diluted EPS 1Definitions of key metrics and definitions and reconciliations of non-GAAP measures are provided in the Company’s first quarter 2020 press release issued on May 11, 3 2020, and as an exhibit to the Company’s Form 8-K filed on May 12, 2020.

Agenda BUSINESS FINANCIAL RESULTS OVERVIEW OVERVIEW Kathryn Marinello Jamere Jackson President & Chief Executive Officer Chief Financial Officer Hertz Global Holdings, Inc. Hertz Global Holdings, Inc. 4

Positive Momentum to Start 2020 10 Consecutive Quarters of YoY Revenue Growth 10% 8% 7% 7% 5% 4% 3% 2% 1% 1% (2%) 2Q:17 3Q:17 4Q:17 1Q:18 2Q:18 3Q:18 4Q:18 1Q:19 2Q:19 3Q:19 4Q:19 9 Consecutive Quarters of YoY Adjusted Corporate EBITDA Growth 163% 132% 123% 94% 70% 46% 9% 12% 10% (3%) (81%) 2Q:17 3Q:17 4Q:17 1Q:18 2Q:18 3Q:18 4Q:18 1Q:19 2Q:19 3Q:19 4Q:19 Improved Net Corporate Leverage Ratio1 Nearing Target 10x 8.0x 8x 6.7x 5.1x 6x 4.5x 4x Target: 3x-4x 2x 1Q:19 2Q:19 3Q:19 4Q:19 1Net Corporate Leverage represents the ratio of Adjusted Corporate EBITDA for the twelve months ended March 31, 2020 to Net Non-vehicle Debt at March 31, 2020 as presented in the Company’s first 5 quarter 2020 press release issued on May 11, 2020.

1Q:20 COVID-19 Impact - A Dramatically Different Operating Environment 1Q:20 Monthly Consolidated Revenue Growth 6% 6% (34%) Jan Feb Mar 1Q:20 Monthly U.S. RAC Revenue Growth 1Q:20 Monthly Int’l RAC Revenue Growth 9% 1% 7% (5%) (37%) (39%) Jan Feb Mar Jan Feb Mar Positive momentum leading up to COVID-19 6

Response to COVID-19 Revenue Collapse and Used-Car Market Disruption

Employee & Customer Safety

- Adopted new cleaning procedures
  - ✓ 15-point cleaning process
  - ✓ CDC guidelines
  - ✓ Hertz Total Disinfectant
  - ✓ Sealed for your protection


Introducing the all-new
Hertz Gold Standard Clean.
Sanitized. Sealed. Delivered.

- Touchless rentals
- Home delivery of local rentals and used vehicle purchases

Expense Management

- Eliminated non-essential spending
- Deferred all but critical investments
- Accelerated global dispositions of risk vehicles and turnbacks of program vehicles
- Canceled remaining MY20 U.S. rental fleet orders
- ~20,000 employee furloughs/lay-offs worldwide
- Approx.$2.5B in annualized savings

Liquidity Measures

- Slashing expenses
- Accelerating vehicle sales
- Canceled remaining MY20 U.S. rental fleet orders
- Engaging with U.S. and European governments for financial support
- Granted waivers/forbearances through May 22 regarding U.S. lease payments
- Continuing discussions with lenders, seeking longer-term capital structure solutions due to uncertain duration of COVID-19 impact

Hertz dollar CAR RENTAL Thrifty CAR RENTAL Firefly CAR RENTAL DONLEN A Hertz Company

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Supporting Healthcare Workers and First Responders on the Front Line of COVID 8

QUARTERLY OVERVIEW Jamere Jackson - Chief Financial Officer

1Q:20 Consolidated Results $ in millions, except per share data 1Q:19 1Q:20 YoY Results Results Better/(Worse) GAAP Total revenues $2,107 $1,923 (9%) Net loss attributable to Hertz Global ($147) ($356) NM Diluted loss per share ($1.54) ($2.50) NM Weighted average shares outstanding: diluted 96M 142M Non-GAAP Adjusted Corporate EBITDA ($4) ($243) NM Adjusted Corporate EBITDA Margin -% (13%) NM Adjusted Net Loss ($83) ($253) NM Adjusted Diluted EPS ($0.87) ($1.78) NM NM = Not meaningful 10

1Q:20 Global Performance

$ in millions

1Q:2019 1Q:2020

Total Revenue



$2,107
$1,923
($184M)
(9%)

Adjusted EBITDA



($4)
($239M)
($243)

Performance Overview:

- Revenue (8%) on constant currency
  - WW RAC RPD +2%
  - WW RAC Transaction Days (12%)
- Before COVID-19 we experienced:
  - Feb YTD revenue +7% on constant currency
  - WW RAC RPD +4%
  - WW RAC Transaction Days +2%
  - Feb YTD 2020 Adjusted EBITDA +2%
    - Margin expansion +20bps
- COVID-19 impact:
  - Swift decline in travel demand impacted March volume
    - WW RAC Transaction Days (34%)

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1Q:20 U.S. RAC and International RAC $ in millions, in constant currency1 1Q:2019 1Q:2020 Revenue Dynamics: Total Revenue Adjusted EBITDA ▪ U.S. RAC revenue (9%), Int’l (12%) $1,520 $7 – U.S. RAC RPD +2%, Days (11%) $1,381 ($139M) (9%) – Int’l RAC RPD flat, Days (12%) U.S. ($206M) ▪ Before COVID-19 we experienced: ($199) – Feb YTD rev U.S. RAC +8%, Int’l RAC +1% o U.S. RAC RPD +5%, Days +2% o Int’l RAC RPD +1%, Days flat Total Revenue Adjusted EBITDA ▪ COVID-19 impact: – March volume declines $428 o U.S. RAC (34%) $375 ($53M) (12%) o Int’l RAC (35%) Int’l ($13) ($29M) ($43) 1Constant currency for both periods presented is based on December 31, 2019 foreign currency exchange rates. 12

LIQUIDITY OVERVIEW Jamere Jackson - Chief Financial Officer

1Q:20 Liquidity Overview Liquidity $1.5B 1.4 1.0 1.0 $1.0B 0.8 0.9 $0.5B $0.0B 1Q:19 2Q:19 3Q:19 4Q:19 1Q:20 Overview at March 31, 2020: ▪ Liquidity of approximately $1.0B, substantially in the form of unrestricted cash and cash equivalents ▪ No corporate debt maturities until June 2021 14